Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux James R. Woods R. G. "Kelly" Caldwell, Jr., President

Supplement
Dated March 2, 2006
to
Prospectus
and
Statement Of Additional Information
of
C/Funds Group, Inc.
Dated February 22, 2006

The disinterested members of the Board of Directors of C/Funds Group, Inc. have unanimously nominated Dr. R. Scott Thompson to the position of Director to serve out the current term of Mr. William L. Adams who passed away.

/s/ Roland G. Caldwell, Jr.

Roland G. Caldwell, Jr.
President